The latest report from your
Fund's management team

ANNUAL REPORT

Core
Equity Fund

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Equity Fund

Slowing economy, dimming earnings prospects sink stocks

[A 3" x 3" photo at bottom right side of page of John Hancock
Core Equity Fund. Caption below reads "Fund management team members (l-r): Stephen Lanzendorf, John Montgomery and Paul
McManus."]

The year 2000 was marked by unprecedented volatility, as the markets fell sharply in the spring, rallied over the summer, and plunged again during the final four months of the year. Meanwhile, many investors began to wonder if the Federal Reserve Board went too far in its campaign to raise interest rates and contain inflation. The Fed, which had already hiked rates three times in the last seven months of 1999, added three more increases in the first half of 2000, including a 0.50% increase in May. With share prices in technology, telecommunications and biotechnology stocks reflecting unrealistically optimistic expectations, the Fed's actions were enough to puncture the speculative bubble and bring the popular market averages lower. The tech-heavy NASDAQ Composite Index was particularly vulnerable, shedding a whopping 39.29% for the year.

At the time of the Fed's final increase on May 16, there was scant evidence of decelerating growth in corporate earnings or the overall economy. Accordingly, the markets rallied during the summer, buoyed by investors' belief that interest rates were stabilizing and their hope that higher rates would cool the economy without doing significant damage to earnings.

That hope was shattered in the fall. September brought evidence of declining demand for personal computers and PC components such as semiconductors. In addition, prices for crude oil and natural gas continued to climb, sparking concern about the effects of higher energy costs on businesses and consumers alike. Prominent companies in a broad variety of sectors also began to issue warnings that fourth-quarter profits would be substantially lower than previously expected. At the same time, data on industrial production, retail sales, employment and consumer confidence all gave evidence of a slowing economy. As a result, sellers took control and the markets plummeted. Defensive sectors like health care, consumer nondurables and financial services managed to buck the trend, as did energy, but growth stocks in most sectors had an extremely difficult year in 2000.

"...growth
 stocks in
 most sectors
 had an
 extremely
 difficult year
 in 2000."

[Table at top left-hand column entitled "Top Five Stock
Holdings." The first listing is General Electric 4.6%, the second is Citigroup 4.1%, the third Pfizer 3.5%, the fourth
Merck 3.1% and the fifth Exxon Mobil 2.7%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Performance summary

The Fund continued to implement its strategy of buying undervalued stocks of companies with improving fundamentals. In sectors such as technology, however, it was more a question of identifying the companies that appeared to suffer the least deterioration in fundamentals. The
Fund had a losing year, but finished slightly ahead of its benchmarks, primarily due to favorable stock selection. For the 12 months ended December 31, 2000, the John Hancock Core Equity Fund's Class A, Class B and Class C shares had returns of -7.75%, -8.35% and -8.38%, respectively, at net asset value. In comparison, the S&P 500 returned -9.10%, including reinvested dividends. The Fund's returns also bettered the -8.96% return posted by the average large-cap core fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Health care, financials help returns

On a relative basis, the Fund was helped by its holdings in health care, a sector in which we steadily increased our holdings throughout the year. Compared with companies in other sectors, health-care firms, especially pharmaceutical companies, had generally superior earnings growth prospects. One of the best performers, Warner-Lambert, rose sharply as a result of being the target of a bidding war between Pfizer and American Home Products (Pfizer ultimately won). Merck, Pharmacia, Bristol-Myers Squibb and Schering-Plough were other drug stocks that made meaningful contributions to performance.


[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Fannie Mae followed by an up arrow with the phrase "Improving regulatory and interest-rate climate." The second listing is Microsoft followed by a down arrow with the phrase "Litigation woes and slower PC sales." The third listing is Lucent Technologies followed by a down arrow with the phrase "Fell behind competition in switching technology." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

"On a relative
 basis, the
 Fund was
 helped by its
 holdings in
 health
 care..."

Financial stocks were another area of strength, helped by the growing consensus that a weakening economy would bring lower interest rates. Both stock selection and a marginal overweighting aided performance relative to our benchmark. One of our top performers, Fannie Mae, also benefited when Congress lost interest in an initiative that would have removed the competitive advantages Fannie Mae enjoys because of its status as a quasi-government organization. Another holding in the sector meriting mention is Citigroup, which continued to post consistently good earnings growth through its favorable mix of banking, brokerage and insurance businesses. In the energy sector, El Paso Energy, a natural gas utility, benefited from surging natural gas prices.


[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -7.75% total return for John Hancock Core Equity Fund Class A. The second bar represents the -8.35% total return for John Hancock Core Equity Fund Class B. The third bar represents the -8.38% total return for John Hancock Core Equity Fund Class C. The fourth bar represents the -8.96% total return for Average large-cap core fund. A note below the chart reads "Total returns for John Hancock Core Equity Fund is at net asset value with all distributions reinvested. The average large-cap core fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information"]


Technology and telecommunications fall

Leading the list of negative contributors were many names that made positive contributions a year ago. Microsoft was hurt earlier in the year by the Justice Department's antitrust lawsuit, then by slowing demand for personal computers. We reduced the position to below market weight in the first half of the period, but the stock still hurt performance substantially. Lucent Technologies was a different story. We liked the stock for the first half of the year, but it subsequently became apparent to us that the company was slipping behind competitors in some key technological areas. Consequently, we sold the entire position in the fourth quarter. Long distance provider WorldCom reflected the intense competition for telephone services of all kinds, as did Sprint and AT&T Corp., two other lackluster performers. Internet service provider America Online faded when its proposed merger with Time Warner was sidetracked by the Federal Trade Commission's antitrust concerns.

Despite the carnage, we maintained roughly a market weighting in technology. The Fund stresses diversification and attempts to keep its risk profile similar to that of the S&P 500 Index. Unless there is compelling evidence of deterioration in a company's competitive position, we avoid making big negative bets on key technology holdings in the Index.

Looking ahead

Amid considerable pessimism about stocks, the Fed surprised investors by cutting interest rates on January 3, just after the period ended. It appears that the primary challenge facing investors over the short term will be balancing the positive effects of lower rates with the negative ramifications of slower earnings growth. Through its actions, the Fed has served notice that it intends to be aggressive about addressing the current slowdown, so we would not be surprised to see a series of interest-rate reductions. Furthermore, history has shown that the stock market responds well to multiple rate cuts by the Fed. We will consider these and many other factors as we continue our search for undervalued stocks of companies with improving fundamentals.

"...we would
 not be
 surprised to
 see a
 series of
 interest-rate
 reductions."

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Core Equity Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended December 31, 2000
                                                                     SINCE
                                              ONE         FIVE   INCEPTION
                                             YEAR        YEARS    (6/10/91)
                                           ------       ------    --------
Cumulative Total Returns                  (12.37%)      98.77%     266.82%
Average Annual Total Returns(1)           (12.37%)      14.73%      14.56%

CLASS B
For the period ended December 31, 2000
                                                                     SINCE
                                              ONE         FIVE   INCEPTION
                                             YEAR        YEARS     (9/7/95)
                                           ------       ------    --------
Cumulative Total Returns                  (12.81%)     100.15%     117.53%
Average Annual Total Returns(1)           (12.81%)      14.89%      15.75%

CLASS C
For the period ended December 31, 2000
                                                                     SINCE
                                                           ONE   INCEPTION
                                                          YEAR     (5/1/98)
                                                      --------    --------
Cumulative Total Returns                               (10.18%)     10.80%
Average Annual Total Returns                           (10.18%)      3.92%

Note to Performance

(1) From September 1, 1995 through February 28, 1997, the Adviser limited the Fund's expenses to 1.30% and 2.00% for Class A and Class B shares, respectively, of the Fund's average daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's average daily net asset value. Without the limitation of expenses, the average annualized returns for the five-year period and since inception for Class A would have been 14.62% and 14.00%, respectively. Without the limitation of expenses, the average annualized returns for the five-year period and since inception for Class B would have been 14.74% and 15.53%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Core Equity Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $41,696 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on June 10, 1991, before sales charge, and is equal to $38,629 as of December 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $36,698 as of December 31, 2000.

Line chart with the heading John Hancock Core Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,628 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on September 7, 1995, before sales charge, and is equal to $21,853 as of December 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $21,753 as of December 31, 2000.

Line chart with the heading John Hancock Core Equity Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $12,291 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on May 1, 1998, before sales charge, and is equal to $11,192 as of December 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $11,080 as of December 31, 2000.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Core Equity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $790,459,775)               $886,101,272
Joint repurchase agreement
(cost - $22,027,000)                                22,027,000
Corporate savings account                                2,226
                                             -----------------
                                                   908,130,498
Receivable for shares sold                             724,756
Dividends and interest receivable                      898,199
Other assets                                            18,873
                                             -----------------
Total Assets                                       909,772,326
                                             -----------------
Liabilities:
Payable for investments purchased                    4,784,220
Payable for shares repurchased                         259,312
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                912,376
Accounts payable and accrued expenses                  189,165
                                             -----------------
Total Liabilities                                    6,145,073
                                             -----------------
Net Assets:
Capital paid-in                                    821,565,907
Accumulated net realized loss on
investments                                        (13,572,795)
Net unrealized appreciation of
investments                                         95,641,497
Accumulated net investment loss                         (7,356)
                                             -----------------
Net Assets                                        $903,627,253
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding
-unlimited number of shares
authorized with no par value)
Class A - $372,995,185/12,485,540                       $29.87
==============================================================
Class B - $498,918,233/17,168,093                       $29.06
==============================================================
Class C - $31,713,835/1,091,727                         $29.05
==============================================================
Maximum Offering Price Per Share
Class A* - ($29.87/95.0%)                               $31.44
==============================================================
Class C - ($29.05/99.0%)                                $29.34
==============================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $34,722)                                  $11,145,324
Interest (including income on
securities loaned of $50,639)                          778,710
                                             -----------------
                                                    11,924,034
                                             -----------------
Expenses:
Investment management fee - Note B                   7,228,394
Distribution and service fee - Note B
Class A                                              1,141,374
Class B                                              5,450,776
Class C                                                308,802
Transfer agent fee - Note B                          2,865,689
Registration and filing fees                           223,665
Custodian fee                                          192,723
Accounting and legal services fee -
Note B                                                 183,911
Trustees' fees                                          65,316
Miscellaneous                                           56,372
Printing                                                55,880
Auditing fee                                            20,500
Legal fees                                               7,475
Interest expense                                         6,285
                                             -----------------
Total Expenses                                      17,807,162
                                             -----------------
Net Investment Loss                                 (5,883,128)
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments sold                8,405,087
Change in net unrealized appreciation
(depreciation) of investments                      (87,527,991)
                                             -----------------
Net Realized and Unrealized Loss on
Investments                                        (79,122,904)
                                             -----------------
Net Decrease in Net Assets Resulting
from Operations                                   ($85,006,032)
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                             ---------------------------------------
                                                     1999                   2000
                                             -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                ($4,655,124)          ($5,883,128)
Net realized gain on investments
sold                                                35,836,416             8,405,087
Change in net unrealized
appreciation (depreciation) of
investments                                         70,719,126           (87,527,991)
                                             -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                   101,900,418           (85,006,032)
                                             -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized
gain on investments sold
Class A - ($0.6338 and $0.4209
per share, respectively)                            (7,493,385)           (5,106,990)
Class B - ($0.6338 and $0.4209
per share, respectively)                           (12,945,566)           (7,058,921)
Class C - ($0.6338 and $0.4209
per share, respectively)                              (560,223)             (442,207)
Distributions in excess of net
realized gain on investments sold
Class A (none and $0.3470 per
share, respectively)                                        --            (4,538,046)
Class B (none and $0.3470 per
share, respectively)                                        --            (6,272,523)
Class C (none and $0.3470 per
share, respectively)                                        --              (392,944)
                                             -----------------     -----------------
Total Distributions to
Shareholders                                       (20,999,174)          (23,811,631)
                                             -----------------     -----------------
From Fund Share Transactions - Net: *              451,946,345           (75,310,466)
                                             -----------------     -----------------
Net Assets:
Beginning of period                                554,907,793         1,087,755,382
                                             -----------------     -----------------
End of period (including
accumulated net investment loss
of $4,662 and $7,356,
respectively)                                   $1,087,755,382          $903,627,253
                                             =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                        YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
                                                          1999                                       2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                    11,089,403          $349,612,898             7,472,136          $242,645,384
Shares issued to shareholders in
reinvestment of distributions                     219,924             7,018,772               294,124             9,132,732
                                        -----------------     -----------------     -----------------     -----------------
                                               11,309,327           356,631,670             7,766,260           251,778,116
Less shares repurchased                        (6,119,968)         (194,552,349)           (7,137,691)         (231,147,253)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    5,189,359          $162,079,321               628,569           $20,630,863
                                        =================     =================     =================     =================
CLASS B
Shares sold                                    14,318,400          $442,530,048             3,722,423          $117,774,617
Shares issued to shareholders in
reinvestment of distributions                     329,313            10,303,723               364,052            11,003,383
                                        -----------------     -----------------     -----------------     -----------------
                                               14,647,713           452,833,771             4,086,475           128,778,000
Less shares repurchased                        (5,905,354)         (184,187,259)           (7,324,747)         (230,240,864)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                         8,742,359          $268,646,512            (3,238,272)        ($101,462,864)
                                        =================     =================     =================     =================
CLASS C
Shares sold                                       834,300           $25,819,138               484,442           $15,325,133
Shares issued to shareholders in
reinvestment of distributions                      13,139               411,030                22,172               669,881
                                        -----------------     -----------------     -----------------     -----------------
                                                  847,439            26,230,168               506,614            15,995,014
Less shares repurchased                          (161,886)           (5,009,656)             (332,373)          (10,473,479)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                      685,553           $21,220,512               174,241            $5,521,535
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED      PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                            MAY 31,        DECEMBER 31,       ---------------------------------------------------
                                             1996            1996(1)           1997          1998          1999            2000
                                          ----------      ------------        -------       -------       -------         -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                     $14.41            $17.98         $19.42        $23.93        $30.14          $33.21
                                             -------           -------        -------       -------       -------         -------
Net Investment Income
(Loss)(2)                                       0.20              0.13           0.10          0.05         (0.02)          (0.06)
Net Realized and Unrealized
Gain (Loss) on Investments                      3.88              1.72           5.55          6.81          3.72           (2.49)
                                             -------           -------        -------       -------       -------         -------
Total from Investment
Operations                                      4.08              1.85           5.65          6.86          3.70           (2.55)
                                             -------           -------        -------       -------       -------         -------
Less Distributions:
Dividends from Net
Investment Income                              (0.22)            (0.14)         (0.04)           --            --              --
Distributions from Net Realized Gain on
Investments Sold                               (0.29)            (0.27)         (1.10)        (0.65)        (0.63)          (0.42)
Distributions in Excess of
Net Realized Gain on
Investments Sold                                  --                --             --            --            --           (0.37)
                                             -------           -------        -------       -------       -------         -------
Total Distributions                            (0.51)            (0.41)         (1.14)        (0.65)        (0.63)          (0.79)
                                             -------           -------        -------       -------       -------         -------
Net Asset Value, End of
Period                                        $17.98            $19.42         $23.93        $30.14        $33.21          $29.87
                                             =======           =======        =======       =======       =======         =======
Total Investment Return at
Net Asset Value(3)                            29.12%            10.33%(4)      29.19%        28.84%        12.37%          (7.75%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                               $14,878           $31,013        $92,204      $200,962      $393,792        $372,995
Ratio of Expenses to Average
Net Assets                                     0.94%             1.30%(6)       1.42%         1.39%         1.37%           1.41%
Ratio of Adjusted Expenses
to Average Net Assets(7)                       1.59%             1.73%(6)       1.44%            --            --              --
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                     1.55%             1.16%(6)       0.45%         0.17%        (0.06%)         (0.19%)
Portfolio Turnover Rate                         157%               35%            62%           50%           98%             82%
Fee Reduction Per Share(2)                     $0.08             $0.05             -- (8)        --            --              --



Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED      PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                            MAY 31,        DECEMBER 31,       ---------------------------------------------------
                                            1996(9)          1996(1)            1997          1998          1999            2000
                                          ----------      ------------        -------       -------       -------         -------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                     $15.25            $17.96         $19.41        $23.80        $29.75          $32.54
                                             -------           -------        -------       -------       -------         -------
Net Investment Income
(Loss)(2)                                       0.09              0.05          (0.06)        (0.14)        (0.24)          (0.27)
Net Realized and Unrealized
Gain (Loss) on Investments                      2.71              1.72           5.56          6.74          3.66           (2.42)
                                             -------           -------        -------       -------       -------         -------
Total from Investment
Operations                                      2.80              1.77           5.50          6.60          3.42           (2.69)
                                             -------           -------        -------       -------       -------         -------
Less Distributions:
Dividends from Net
Investment Income                              (0.09)            (0.05)         (0.01)           --            --              --
Distributions from Net
Realized Gain on
Investments Sold                                  --             (0.27)         (1.10)        (0.65)        (0.63)          (0.42)
Distributions in Excess of
Net Realized Gain on
Investments Sold                                  --                --             --            --            --           (0.37)
                                             -------           -------        -------       -------       -------         -------
Total Distributions                            (0.09)            (0.32)         (1.11)        (0.65)        (0.63)          (0.79)
                                             -------           -------        -------       -------       -------         -------
Net Asset Value, End of
Period                                        $17.96            $19.41         $23.80        $29.75        $32.54          $29.06
                                             =======           =======        =======       =======       =======         =======
Total Investment Return at
Net Asset Value(3)                            18.46%(4)          9.83%(4)      28.39%        27.90%        11.59%          (8.35%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                               $15,125           $42,461       $134,939      $347,045      $664,104        $498,918
Ratio of Expenses to Average
Net Assets                                     2.00%(6)          2.00%(6)       2.12%         2.09%         2.07%           2.07%
Ratio of Adjusted Expenses
to Average Net Assets(7)                       3.21%(6)          2.43%(6)       2.14%            --            --              --
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                     0.78%(6)          0.45%(6)      (0.25%)       (0.53%)       (0.77%)         (0.86%)
Portfolio Turnover Rate                         157%               35%            62%           50%           98%             82%
Fee Reduction Per Share(2)                     $0.13             $0.05             -- (8)        --            --              --



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                  PERIOD ENDED             -------------------------------------
                                               DECEMBER 31, 1998(9)            1999                    2000
                                               -----------------           -------------           -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                               $27.81                    $29.75                  $32.54
                                                 -------------             -------------           -------------
Net Investment Loss(2)                                   (0.09)                    (0.25)                  (0.28)
Net Realized and Unrealized
Gain (Loss) on Investments                                2.68                      3.67                   (2.42)
                                                 -------------             -------------           -------------
Total from Investment
Operations                                                2.59                      3.42                   (2.70)
                                                 -------------             -------------           -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                                         (0.65)                    (0.63)                  (0.42)
Distributions in Excess
of Net Realized Gain
on Investments Sold                                         --                        --                   (0.37)
                                                 -------------             -------------           -------------
Total Distributions                                      (0.65)                    (0.63)                  (0.79)
                                                 -------------             -------------           -------------
Net Asset Value, End of
Period                                                  $29.75                    $32.54                  $29.05
                                                 =============             =============           =============
Total Investment Return at
Net Asset Value(3)                                       9.46%(4)                 11.59%                  (8.38%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                          $6,901                   $29,859                 $31,714
Ratio of Expenses to Average
Net Assets                                               2.12%(6)                  2.08%                   2.11%
Ratio of Net Investment Loss
to Average Net Assets                                   (0.53%)(6)                (0.80%)                 (0.89%)
Portfolio Turnover Rate                                    50%                       98%                     82%

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.
(9) Class B shares began operations on September 7, 1995. Class C shares began operations on May 1, 1998.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
December 31, 2000
----------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Core Equity Fund on December 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                      SHARES            VALUE
--------------------------                                             ----------     --------------
COMMON STOCKS
Advertising (1.77%)
Interpublic Group of Cos., Inc. (The)                                     178,700         $7,605,919
Omnicom Group, Inc.                                                       101,400          8,403,525
                                                                                        ------------
                                                                                          16,009,444
                                                                                        ------------
Aerospace (1.98%)
General Dynamics Corp.                                                     86,000          6,708,000
United Technologies Corp.                                                 142,200         11,180,475
                                                                                        ------------
                                                                                          17,888,475
                                                                                        ------------
Automobile/Trucks (1.03%)
Ford Motor Co.                                                            256,800          6,018,750
Lear Corp.*                                                               132,000          3,275,250
                                                                                        ------------
                                                                                           9,294,000
                                                                                        ------------
Banks -- United States (7.88%)
Bank of America Corp.                                                     324,000         14,863,500
Bank of New York Co., Inc. (The)                                          183,900         10,148,981
Comerica, Inc.                                                             99,200          5,890,000
Firstar Corp.                                                             179,000          4,161,750
FleetBoston Financial Corp.                                               480,000         18,030,000
Mellon Financial Corp.                                                    129,700          6,379,619
J.P. Morgan & Co.                                                          33,200          5,494,600
Wells Fargo & Co.                                                         112,300          6,253,706
                                                                                        ------------
                                                                                          71,222,156
                                                                                        ------------
Beverages (0.63%)
Anheuser-Busch Cos., Inc.                                                  59,200          2,693,600
PepsiCo, Inc.                                                              60,000          2,973,750
                                                                                        ------------
                                                                                           5,667,350
                                                                                        ------------
Broker Services (0.45%)
Merrill Lynch & Co., Inc.                                                  59,300          4,043,519
                                                                                        ------------
Building (0.44%)
Black & Decker Corp. (The)                                                100,000          3,925,000
                                                                                        ------------
Chemicals (1.57%)
Air Products & Chemicals, Inc.                                            115,700          4,743,700
Dow Chemical Co.                                                          181,700          6,654,762
Eastman Chemical Co.                                                       56,100          2,734,875
                                                                                        ------------
                                                                                          14,133,337
                                                                                        ------------
Computers (13.39%)
Adobe Systems, Inc.                                                        42,600          2,478,787
America Online, Inc.*                                                     226,400          7,878,720
Cisco Systems, Inc.*                                                      590,800         22,598,100
Compaq Computer Corp.                                                      98,600          1,483,930
EMC Corp.*                                                                202,800         13,486,200
First Data Corp.                                                          220,000         11,591,250
Hewlett-Packard Co.                                                       161,200          5,087,875
International Business Machines Corp.                                     121,800         10,353,000
Microsoft Corp.*                                                          392,200         17,011,675
Network Appliance, Inc.*                                                   23,000          1,476,313
Oracle Corp.*                                                             380,300         11,052,469
Siebel Systems, Inc.*                                                      43,000          2,907,875
Sun Microsystems, Inc.*                                                   268,000          7,470,500
VERITAS Software Corp.*                                                    55,000          4,812,500
Yahoo! Inc.*                                                               43,800          1,321,529
                                                                                        ------------
                                                                                         121,010,723
                                                                                        ------------
Diversified Operations (2.70%)
Honeywell International, Inc.                                              59,600          2,819,825
Illinois Tool Works, Inc.                                                  61,700          3,675,006
Minnesota Mining & Manufacturing Co.                                       50,800          6,121,400
Tyco International Ltd.                                                   212,900         11,815,950
                                                                                        ------------
                                                                                          24,432,181
                                                                                        ------------
Electronics (9.10%)
Analog Devices, Inc.*                                                      36,800          1,883,700
Applied Materials, Inc.*                                                   72,900          2,783,869
General Electric Co.                                                      862,000         41,322,125
Intel Corp.                                                               527,500         15,857,969
Linear Technology Corp.                                                    51,800          2,395,750
Maxim Integrated Products, Inc.*                                           43,900          2,098,969
Motorola, Inc.                                                            172,500          3,493,125
Parker- Hannifin Corp.                                                     74,200          3,274,075
Texas Instruments, Inc.                                                   137,300          6,504,587
Xilinx, Inc.*                                                              56,300          2,596,838
                                                                                        ------------
                                                                                          82,211,007
                                                                                        ------------
Energy (1.25%)
Calpine Corp.*                                                            251,400         11,328,713
                                                                                        ------------
Fiber Optics (0.24%)
JDS Uniphase Corp.*                                                        51,200          2,134,400
                                                                                        ------------
Finance (4.12%)
Citigroup, Inc.                                                           729,666         37,258,570
                                                                                        ------------
Food (0.49%)
Unilever NV, American Depositary Receipts  (ADR)
(Netherlands)                                                              70,000          4,405,625
                                                                                        ------------
Insurance (4.58%)
American International Group, Inc.                                         90,700          8,939,619
Hartford Financial Services Group, Inc.  (The)                            120,400          8,503,250
Lincoln National Corp.                                                    127,200          6,018,150
Marsh & McLennan Cos., Inc.                                                63,600          7,441,200
St. Paul Cos., Inc. (The)                                                 121,300          6,588,106
Torchmark Corp.                                                           100,900          3,878,344
                                                                                        ------------
                                                                                          41,368,669
                                                                                        ------------
Leisure (0.49%)
Disney (Walt) Co. (The)                                                   153,600          4,444,800
                                                                                        ------------
Machinery (0.73%)
Ingersoll-Rand Co.                                                        157,800          6,607,875
                                                                                        ------------
Media (2.13%)
AT&T Corp. - Liberty Media Group*                                         155,200          2,104,900
Clear Channel Communications, Inc.*                                        98,600          4,775,937
Time Warner, Inc.                                                         108,900          5,688,936
Viacom, Inc. (Class B)*                                                   142,500          6,661,875
                                                                                        ------------
                                                                                          19,231,648
                                                                                        ------------
Medical (16.63%)
Abbott Laboratories                                                       187,300          9,072,344
Allergan, Inc.                                                             41,700          4,037,081
ALZA Corp.*                                                               125,200          5,321,000
American Home Products Corp.                                              119,800          7,613,290
Bristol-Myers Squibb Co.                                                  280,400         20,732,075
Johnson & Johnson                                                         185,300         19,468,081
Laboratory Corp. of America Holdings*                                      10,000          1,760,000
Lilly (Eli) & Co.                                                          61,100          5,686,119
Merck & Co., Inc.                                                         298,300         27,928,337
Pfizer, Inc.                                                              685,800         31,546,800
Pharmacia Corp.                                                           114,500          6,984,500
Schering-Plough Corp.                                                      97,500          5,533,125
St. Jude Medical, Inc.*                                                    75,000          4,607,813
                                                                                        ------------
                                                                                         150,290,565
                                                                                        ------------
Mortgage Banking (2.24%)
Fannie Mae                                                                233,500         20,256,125
                                                                                        ------------
Office (0.49%)
Avery Dennison Corp.                                                       81,300          4,461,338
                                                                                        ------------
Oil & Gas (6.91%)
Apache Corp.                                                               81,500          5,710,094
Chevron Corp.                                                              82,000          6,923,875
El Paso Energy Corp.                                                      139,400          9,984,525
ExxonMobil Corp.                                                          281,100         24,438,131
Royal Dutch Petroleum Co. (ADR)  (Netherlands)                            187,600         11,361,525
USX - Marathon Group                                                      146,000          4,051,500
                                                                                        ------------
                                                                                          62,469,650
                                                                                        ------------
Paper & Paper Products (0.50%)
Kimberly-Clark Corp.                                                       64,400          4,552,436
                                                                                        ------------
Retail (6.17%)
CVS Corp.                                                                  91,300          5,472,294
Home Depot, Inc. (The)                                                    160,200          7,319,138
Kohl's Corp.*                                                             167,600         10,223,600
Limited, Inc. (The)                                                       160,900          2,745,356
Lowe's Cos., Inc.                                                         133,800          5,954,100
RadioShack Corp.                                                           76,900          3,292,281
TJX Cos., Inc.                                                            196,700          5,458,425
Wal-Mart Stores, Inc.                                                     287,000         15,246,875
                                                                                        ------------
                                                                                          55,712,069
                                                                                        ------------
Soap & Cleaning Preparations (0.27%)
Procter & Gamble Co. (The)                                                 31,000          2,431,562
                                                                                        ------------
Telecommunications (4.42%)
Comverse Technology, Inc.*                                                 37,800          4,106,025
Corning, Inc.                                                              93,400          4,932,687
Nortel Networks Corp. (Canada)                                            267,200          8,567,100
Qwest Communications International,  Inc.*                                191,600          7,855,600
Sprint Corp.                                                              179,300          3,642,031
Sprint PCS*                                                                61,600          1,258,950
Verizon Communications, Inc.                                              191,200          9,583,900
                                                                                        ------------
                                                                                          39,946,293
                                                                                        ------------
Tobacco (0.69%)
Philip Morris Cos., Inc.                                                  142,500          6,270,000
                                                                                        ------------
Utilities (4.77%)
BellSouth Corp.                                                            67,300         $2,755,094
Dominion Resources, Inc.                                                  133,200          8,924,400
Duke Energy Corp.                                                         122,100         10,409,025
Exelon Corp.                                                              106,300          7,463,323
SBC Communications, Inc.                                                  283,600         13,541,900
                                                                                        ------------
                                                                                          43,093,742
                                                                                        ------------
TOTAL COMMON STOCKS
(Cost $790,459,775)                                                       (98.06%)       886,101,272
                                                                       ----------       ------------

                                                          INTEREST      PAR VALUE
                                                            RATE      (000s OMITTED)
                                                         ---------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.44%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated 12-29-00, due
01-02-01  (Secured by U.S. Treasury
Bonds 6.750% thru 8.875%, due
08-15-17 thru 08-15-26) -- Note A                            5.95%        $22,027        $22,027,000
                                                                                        ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company  Daily
Interest Savings Account Current Rate 5.20%                                                    2,226
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS                                               (2.44%)        22,029,226
                                                                       ----------       ------------
TOTAL INVESTMENTS                                                        (100.50%)       908,130,498
                                                                       ----------       ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.50%)         4,503,245
                                                                       ----------       ------------
TOTAL NET ASSETS                                                         (100.00%)      $903,627,253
                                                                       ==========       ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Core Equity Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,880,364. The weighted average interest rate was 6.28%. Interest expense includes $5,437 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2000, the Fund loaned securities having a market value of $17,687,425 collateralized by securities in the amount of $17,733,087.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code, and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly owned indirect subsidiary of John Hancock Life Insurance Company
("JHLICo"), under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Fund is not responsible for payment of the Sub-Adviser's fee.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended December 31, 2000, JH Funds received net up-front sales charges of $1,710,397 with regard to sales of Class A shares. Of this amount, $254,649 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,093,645 was paid as sales commissions to unrelated broker-dealers and $362,103 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended December 31, 2000, JH Funds received net up-front sales charges of $156,962 with regard to sales of Class C shares. Of this amount, $130,684 was paid as sales commissions to unrelated broker-dealers and $26,278 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2000, CDSCs received by JH Funds amounted to $2,231,705 for Class B shares and $19,488 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2000, aggregated $790,952,347 and $908,522,402, respectively.
There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 2000.

The cost of investments owned at December 31, 2000 (including short-term investments) for federal income tax purposes was $814,430,841. Gross unrealized appreciation and depreciation of investments aggregated $180,565,458 and $86,868,027, respectively, resulting in net unrealized appreciation of $93,697,431.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2000, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,901,105, a decrease in accumulated net investment loss of $5,880,434 and a decrease in capital paid-in of $3,979,329. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Core Equity Fund and the Trustees of John Hancock Capital Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of John Hancock Core Equity Fund (the "Fund") (a series of John Hancock Capital Series) at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2000.

The Fund designated a distribution to shareholders of $25,716,560 as a long-term capital gain dividend. This amount was reported on the 2000 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2000, none of the dividends qualify for the corporate dividends received deduction.



NOTES

John Hancock Funds -- Core Equity Fund



NOTES

John Hancock Funds -- Core Equity Fund



NOTES

John Hancock Funds -- Core Equity Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Core Equity Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

2500A   12/00
         2/01